John Hancock Large Cap Select Fund Supplement dated September 10, 2008, to the current Prospectus

On September 9, 2008, the Board of Trustees of John Hancock Large Cap Select Fund (the “Fund”) voted to recommend that the shareholders of the Fund approve a tax-free reorganization and adoption of the Fund into the AMF Large Cap Equity Fund (“AMF Fund”), which is managed by Shay Assets Management, Inc.

As part of the proposed fund adoption, Class A, B, C and R1 shares of the Fund will merge into the AMF Fund’s Class A shares, while the Fund’s Class I shares will merge into AMF Fund’s newly created Class I shares. Shareholders of the Fund will not be subject to any sales charges as a result of the reorganization and should not experience any adverse tax consequences.

Proxy materials related to a special meeting of shareholders of the Fund are expected to be sent to shareholders in late 2008. Those materials will describe the proposed transaction in more detail and the reasons for the Board’s approval. Shareholders should watch for the arrival of those important materials.